UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Of the 162,245,610 shares of common stock outstanding and which are entitled to vote as of the record date, 91,423,665 shares (56.35%) were present or represented by proxy at the Meeting. The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2022 annual meeting of stockholders or until their successors are elected, (2) ratified the appointment of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (3) approved an increase in the Company’s authorized common stock from 200,000,000 to 350,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation, and (4) approved, on an advisory basis, the compensation of our named executive officers. The votes on the proposals were cast as set forth below:

1.	Election of seven (7) directors to hold office until the 2022 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	62,396,564	5,879,469	23,147,632
Warren M. Rehn	66,935,320	1,340,713	23,147,632
W. Durand Eppler	62,568,601	5,707,432	23,147,632
Kevin R. Morano	62,930,060	5,345,973	23,147,632
Terry M. Palmer	62,995,864	5,280,169	23,147,632
Andrew N. Pullar	66,776,561	1,499,472	23,147,632
David H. Watkins	66,770,639	1,505,394	23,147,632

2.	Ratification of the selection of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
89,537,895	1,019,454	866,316

3.	Approval of an increase in the Company’s authorized common stock from 200,000,000 to 350,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.

Votes For	Votes Against	Abstentions
81,431,578	9,606,233	385,854

4.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,756,845	2,715,698	803,490	23,147,632

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021

Golden Minerals Company

	By:	/s/ Robert P. Vogels
		Name:	Robert P. Vogels
		Title:	Senior Vice President and Chief Financial Officer